DGCE-89 512 (Rev 10/81)




                                      FEE          COMMONWEALTH OF PENNSYLVANIA
LIMITED PARTNERSHIP CERTIFICATE      $75.00             DEPARTMENT OF STATE
                                                        CORPORATION BUREAU
-------------------------------------------------------------------------------
1. THE NAME OF THE LIMITED PARTNERSHIP IS:
   Genesis Properties Limited Partnership
-------------------------------------------------------------------------------
2. STREET ADDRESS OF THE PRINCIPAL PLACE OF BUSINESS
   148 West State Street, Suite 100
-------------------------------------------------------------------------------
   CITY                                       STATE             ZIP CODE
   Kennett Square                         Pennysylvania          19348
-------------------------------------------------------------------------------
   3. THE CHARACTER OF ITS BUSINESS IS: to acquire,       4. THE TERM FOR WHICH
   own, develop, manage, lease, operate and  sell         THE PARTNERSHIP IS TO
   convalescent centers, nursing  homes, health care      EXIST IS:
   centers and similar facilities.                        December 31, 2036
-------------------------------------------------------------------------------
5. THE NAME AND PLACE OF RESIDENCE OF EACH GENERAL PARTNER IS:

        NAME                            ADDRESS (INCLUDE STREET NUMBER)

   Genesis Health Ventures of          148 West State Street, Suite 100
     Clarks Summit, Inc.               Kennett Square, PA 19348

-------------------------------------------------------------------------------

6. THF NAME AND PLACE OF RESIDENCE OF EACH LIMITED PARTNER. THE AMOUNT OF CASH AND A DESCRIPTION OF THE AGREED VALUE OF OTHER PROPERTY CONTRIBUTED BY EACH LIMITED PARTNER IS:

   NAME                   ADDRESS(INCLUDING STREET NUMBER)  CAPITAL CONTRIBUTION

   Genesis Health Ventures   148 West State Street, Suite 100       $10
   of Wilkes-Barre, Inc.     Kennett Square, PA 19348

-------------------------------------------------------------------------------
7. THE SHARE OF THE PROFITS OR OTHER COMPENSAION BY WAY OF INCOME WHICH EACH LIMITED PARTNER SHALL RECEIVE BY REASON OF HIS CONTRIBUTION IS:

       NAME                                      SHARE OR AMOUNT

   Genesis Health Ventures of                         99%
   Wilkes-Barre, Inc.

-------------------------------------------------------------------------------
                            - FOR OFFICE USE ONLY -
-------------------------------------------------------------------------------

030 FILED                     002 CODE                003REV BOX          SEQUENTIAL NO.       100MICROFILM NUMBER
                                /s/ [graphic]                                                      8673 756
        DEC 11 1986           --------------------    ----------------    -----------------    ------------------------------------
                              REVIEWED BY             004SICC             AMOUNT               001 IDENTIFICATION NUMBER
                                /s/ [graphic]                             $  75                    950949
        /s/ graphic           --------------------    ----------------    -----------------    ------------------------------------
                              DATE APPROVED           CERTIFY TO          INPUT BY             LOG IN               LOG IN (REFILE)
                                DEC 11 1986
                              --------------------     REV.               -----------------    ------------------------------------
     Secretary of the         DATE REJECTED                               VERIFIED BY          LOG OUT              LOG OUT (REFILE)
       Commonwealth                                    L & I
    Department of State       --------------------
      Commonwealth of         MAILED BY  DATE          OTHER
       Pennsylvania


                                   Exb 3.1.99

                                                                       8673 757

   IN TESTIMONY WHEREOF, the undersigned partners have caused this certificate to be signed this 9th day of December, 1986.


General Partner:
----------------

Genesis Health Ventures of Clarks Summit, Inc.

    /s/ [graphic of signature]
By: ------------------------------
    An officer of the Company


Limited Partner:
----------------
Genesis Health Ventures of Wilkes-Barre, Inc.

    /s/ [graphic of signature]
By: --------------------------------------------------------------------------
    An officer of the Company

                                 DEPT. OF STATE

                                DEC 9 01 AM '86



APPLICANT'S ACCT. NO.                87011825           Filed this 19th day of--
DSCB:89-843(s) (Rev. 1-79) ---------------------------- December, 1986
                               (Line for numbering)     Commonwealth of
Filing Fee:$48                                          Pennsylvania
LTD-46                                95-949            Department of State
o of United                COMMONWEALTH OF PENNSYLVANIA
o Certificates                  DEPARTMENT OF STATE     /s/ graphic
                                CORPORATION BUREAU
                                                   Secretary of the Commonwealth
                                                     (Box for Certification)


   In compliance with the requirements of 50 Pa.C.S. ss. 543(a) (relating to requirements for amendment and for cancellation of certificate), the undersigned, desiring to amend a certificate of a limited partnership hereby certify that:

1. The name of the partnership is:

   Genesis Properties Limited Partnership
   ----------------------------------------------------------------------------

2. The location of its principal place of business is (the Department of State is hereby authorised to correct the following statement to conform to the records of the Department):

       148 West State Street, Suite 100
   ----------------------------------------------------------------------------
      (Number)                                  (STREET)

          Kennett Square,                  PA                    19348
-------------------------------------------------------------------------------
      (CITY)                            (STATE)                (ZIP CODE)

3. The last preceding filing, if any, with respect to such partnership was made in the Department of State on:

     December 11, 1986
     --------------------------------------------------------------------------
         (DATE)

4. The amendment to the certificate of the partnership is as follows:

     Genesis Health Ventures of Clarks Summit, Inc. hereby withdraws as General Partner of the Partnership simultaneously with the admission of Genesis Health Ventures of Arlington, Inc. which is hereby admitted as the substitute General Partner of the Partnership.



o

  IN TESTIMONY WHEREOF, the undersigned partners have caused this Amendment of Limited Partnership Certificate to be executed this 18 day of December, 1986.


                             Withdrawing General Partner:
                             --------------------------------------------------
                             Genesis Health Ventures
                             of Clarks Summit, Inc.

                                 /s/ Michael R. Walker
                             BY: ----------------------------------------------
                                 Michael R. Walker, Chairman

                                 Substitute General Partner:
                                 ----------------------------------------------
                                 Genesis Health Ventures
                                 of Arlington, Inc.

                                 /s/ Michael R. Walker
                             BY: ----------------------------------------------
                                 Michael R. Walker, Chairman


                                 Limited Partner:
                                 ----------------------------------------------
                                 Genesis Health Ventures
                                 of Wilkes-Barre, Inc.


                                 /s/ Michael R. Walker
                             BY: ----------------------------------------------
                                 Michael R. Walker, Chairman


18/H

Microfilm Number -----       Filed with the Department of State on  JUN 13 1996

Entity Number 950949                           /s/ [graphic of signature]
                                        ---------------------------------------
                                                  Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                    DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

|_| Domestic Business Corporation (15 Pa. C.S. ss. 1507)

|_| Foreign Nonprofit Corporation (15 Pa. C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa. C.S. ss. 4144)

|x| Domestic Limited Partnership (15 Pa. C.S. ss. 8506)

|_| Domestic Nonprofit Corporation (15 Pa. C.S. ss. 5507)


   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is Genesis Properties Limited Partnership
   ----------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

          1635 Market Street, Philadelphia, PA 19103, Philadelphia County
     (a)  ---------------------------------------------------------------------
          Number and Street        City        State      Zip      County
               C.T. Corporation System
     (b)  c/o:  ---------------------------------------------------------------
               Name of Commercial Registered Office Provider       County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b))

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          148 W. State Street, Kennett Square, PA 19348, Chester County
      -------------------------------------------------------------------------
      Number and Street        City         State      Zip       County

(b) The registered office of the corporation or limited partnership shall be provided by:

     c/o:  --------------------------------------------------------------------
          Name of Commercial Registered Office Provider                  County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA. - 429 - 10/1/92)       JUN 13 96

                  PA Dept. of State

               9641-1121

DSCB:15-1507/4144/5507/6144/8506 (Rev-90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

  IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 10th day of June, 1996.


                          BY: Genesis Health Ventures of Arlington, Inc.
                              the general partner of Genesis Properties
                              Limited Partnership
                          -----------------------------------------------------
                             Name of Corporation/Limited Partnership


                                 /s/ Ira C. Gubernick
                          BY: Ira C. Gubernick, Esquire
                              -------------------------------------------------
                                         (Signature)


                          Title: Corporate Secretary
                                 ----------------------------------------------














(PA. - 429)